SUBTENANT RECOGNITION AND ATTORNMENT AGREEMENT

This Sublease Recognition and Attornment Agreement (this "**Agreement**") is made as of the 31 day of May, 2019 (the "**Effective Date**"), by and among 255 STATE STREET, LLC, a Delaware limited liability company, with an address c/o Pembroke Real Estate LLC, 255 State Street, Boston, Massachusetts 02109 ("**New Sublandlord**"), BERENBERG CAPITAL MARKETS LLC, a Delaware limited liability company ("**Existing Sublandlord**"), and PIERIS PHARMACEUTICALS INC., a Nevada corporation, having a business address of Lise-Meitna-Strasse 30, Freising-Weihenstephan, Germany ("**Subtenant**").

WITNESSETH:

Reference is hereby made to the following facts:

A. The New Sublandlord, as landlord, and Existing Sublandlord, as tenant, entered into that certain Lease, originally dated as of May 12, 2011 (the "**Lease**"), for certain premises (the "**Existing Premises**") containing approximately 9,105 rentable square feet of Rentable Area located on the ninth (9th) floor of the building commonly known as 255 State Street in Boston, Massachusetts (as more particularly described in the Lease, the "**Building**"). The Lease will be amended by that certain First Amendment to Lease, of even date herewith (the "**First Amendment**").

B. Existing Sublandlord, as sublandlord, and Subtenant, as subtenant, entered into that certain Sublease, dated as of August 27, 2015 (the "**Sublease**"), pursuant to which Existing Sublandlord subleased to Subtenant approximately 3,905 rentable square feet located on the ninth (9th) floor of the Building (as more particularly described in the Sublease, the "**Subleased Premises**").

C. Effective as of the Replacement Premises Commencement Date (as defined in the First Amendment), pursuant to the terms of the First Amendment, the term of the Lease will be terminated with respect to the Subleased Premises. Concurrent herewith, pursuant to the terms of that certain Sublease Assignment Agreement (the "**Sublease Assignment Agreement**"), dated as of the Effective Date, Existing Sublandlord has assigned to New Sublandlord all of its right, title, interest, claim, and demand in, to, and under the Sublease, and New Sublandlord has accepted such assignment and assumed the obligations of Existing Sublandlord as sublandlord under the Sublease, to the extent arising or accruing from and after the Replacement Premises Commencement Date (as defined in the First Amendment). Notwithstanding such assignment and assumption by New Sublandlord, Existing Sublandlord agrees nothing herein or in the Sublease Assignment Agreement shall release or cause to be released, Existing Sublandlord from any of its obligations under the Sublease to the extent arising or accruing prior to the Replacement Premises Commencement Date.

D. As a result of the termination of the term of the Lease with respect to the Subleased Premises, and the assignment of the Sublease pursuant to the Sublease Assignment Agreement, New Sublandlord and Subtenant desire to confirm the existence of a direct lease between New Sublandlord and Subtenant, subject to and in accordance with the terms and conditions of the Sublease, all as more particularly set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein made, and other good and valuable consideration, the receipt, sufficiency and delivery of which are hereby acknowledged, the parties agree as follows:

1. Recognition; Attornment. Effective as of the Replacement Premises Commencement Date, New Sublandlord hereby recognizes Subtenant as the tenant under a direct lease with New Sublandlord, and Subtenant hereby attorns to and recognizes New Sublandlord as the landlord under a direct lease with Subtenant, all subject to and in accordance with the terms and conditions of the Sublease, provided, however, New Sublandlord and any of its successors and assigns shall not be (i) liable for any misrepresentation, act or omission of Existing Sublandlord, (ii) subject to any counterclaim or offset which Subtenant may have against Existing Sublandlord; (iii) liable for the return of any security deposit or letters of credit excepting only to the extent actually received by New Sublandlord and with respect to which Subtenant agrees to look solely to Existing Sublandlord for refund or reimbursement; provided, however, concurrent with the execution of the First Amendment, Existing Sublandlord shall transfer to New Sublandlord that certain security deposit in the amount of $48,555.37 to New and Subtenant shall look to New Sublandlord for the return of said security deposit from and after the Replacement Premises Commencement Date, in accordance with and subject to the terms and conditions of the Sublease; unless delivered by Existing Sublandlord to New Sublandlord, bound by any advance payment of rent or additional rent or any other sums made by Subtenant to Existing Sublandlord, except for rent or additional rent paid not more than thirty (30) days in advance; (v) obligated with respect to any duties, obligations, or liabilities of Existing Sublandlord under the Sublease, to the extent arising or accruing prior to the Replacement Premises Commencement Date, or (vi) bound by any covenant to undertake, complete or pay for any improvements to the Subleased Premises.

2. Ratification of Sublease. Notwithstanding that, pursuant to the terms of the First Amendment, effective as of the Replacement Premises Commencement Date the term of the Lease with respect to the Subleased Premises will be terminated, the Sublease is hereby ratified and confirmed, and all of the terms, covenants, agreements and provisions of the Sublease shall remain unaltered and unmodified and in full force and effect throughout the balance of the term of the Sublease, including, without limitation, the terms and conditions of the Lease that were incorporated by reference in the Sublease.

3. Estoppel Certifications. Subtenant does hereby certify, represent and warrant to New Sublandlord, as of the Replacement Premises Commencement Date, as follows:

(a) Subtenant is the owner of Subtenant's interest in the Sublease and has not transferred or assigned the Sublease, or subsublet any portion of the Subleased Premises.

(b) A true, correct and complete copy of the Sublease is attached hereto as Exhibit A. The Sublease is presently in full force and effect and has not been changed, modified, amended or supplemented.

(c) To Subtenant's knowledge, Subtenant is not in breach or default of any of its obligations, agreements, or covenants contained in the Sublease.

(d) To Subtenant's knowledge, Existing Sublandlord is not in breach or default of any of its obligations, agreements, or covenants contained in the Sublease.

(e) No rent under the Sublease has been paid more than thirty (30) days in advance of the date due.

(f) All improvements to the Subleased Premises required to be built by the sublandlord under the Sublease (if any) have been fully and satisfactorily completed by Existing Sublandlord; all allowances and contributions (if any) payable by the sublandlord under the Sublease for Subtenant's improvements (or for any other purpose) have been paid in full; Subtenant is not, as of the date hereof, entitled to any reduction, offset or abatement of the rent payable under the Sublease; and Subtenant has accepted the Subleased Premises and is paying rent with respect thereto.

4. No Merger. Subtenant acknowledges and agrees that there shall be no merger of the Sublease or of the estate created by the Sublease with the Lease or the leasehold interest created by the Lease by reason of the fact that the same person, corporation, firm or other entity may now or hereafter acquire, assume, hold or own, directly or indirectly, both (a) the interest of landlord under the Lease, and (b) the interest of sublandlord under the Sublease.

5. Miscellaneous. The submission of drafts of this Agreement for examination and negotiation does not constitute an offer for any of the other terms and conditions set forth in this Agreement, and this Agreement shall not be binding upon New Sublandlord or Subtenant unless and until New Sublandlord shall have executed and delivered a fully executed copy of this Agreement to Subtenant. If any provision of this Agreement is invalid or unenforceable in any circumstances, the remainder of this Agreement, and the application of such provision in any other circumstances, shall not be affected thereby. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The covenants, terms, conditions, agreements, and obligations in this Agreement shall be binding upon and inure to the benefit of the heirs, successors and permitted assigns of the parties hereto. This Agreement may be executed in any number of counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties. Delivery of such counterparts by facsimile or other electronic transmission shall constitute delivery of originals for all purposes.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed under seal as of the date first set forth above.

NEW SUBLANDLORD:

255 STATE STREET, LLC,
a Delaware limited liability company

By: Pembroke Real Estate LLC, its manager

By:________________________
Name:
Its:

SUBTENANT:

Pieris Pharmaceuticals
Approved as to Form
Legal Department

PIERIS PHARMACEUTICALS INC., a Nevada corporation

By:________________________
Its: President + CEO

EXISTING SUBLANDLORD:

BERENBERG CAPITAL MARKETS LLC, a Delaware limited liability company

By:________________________
Its:________________________

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed under seal as of the date first set forth above.

NEW SUBLANDLORD:

255 STATE STREET, LLC,
a Delaware limited liability company

By: Pembroke Real Estate LLC, its manager

By: [signature]
Name: John Clark
Its: VP

SUBTENANT:

PIERIS PHARMACEUTICALS INC., a Nevada corporation

By:____________________
Its:____________________

EXISTING SUBLANDLORD:

BERENBERG CAPITAL MARKETS LLC, a Delaware limited liability company

[signature]
Lars Schwartau
Managing Partner

By: [signature]
Its: Peter Nichols, Co-CEO

4838-4003-1127.1